                    REAFFIRMATION AGREEMENT, dated as of September 16, 1997 (as the same may from time to time be amended, supplemented or otherwise modified, this "Agreement"), between THE CHASE MANHATTAN BANK, as Administrative Agent for the benefit of the Agents, the Issuing Banks, the Lenders and any Interest Rate Hedge Providers (each as defined in the Restated Credit Agreement referred to below), JACOR COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), JACOR COMMUNICATIONS COMPANY, a Florida corporation (the "Company"), and each subsidiary of the Company listed on the signature pages below (the "Subsidiaries", and collectively with the Parent and the Company, the "Loan Parties").


          WHEREAS the Company, the Agents, the Issuing Banks, the Co-Agents, the Lead Managers and the Lenders have entered into the Effectiveness Agreement, dated as of the date hereof (the "Effectiveness Agreement");

          WHEREAS each Loan Party is party to one or more Collateral Documents (such term and each other capitalized term used but not defined herein having the meaning assigned in the Effectiveness Agreement or the Restated Credit Agreement referred to therein);

          WHEREAS each Loan Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Company entering into the Effectiveness Agreement and as a result of the Restated Credit Agreement becoming effective, including, without limitation, the termination of certain security interests provided for in the Effectiveness Agreement; and

          WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and to the availability of credit under the Restated Credit Agreement;

          NOW, THEREFORE, in consideration of the foregoing, to induce each Agent, each Issuing Bank, each Lender, each Co-Agent, each Lead Manager and each Interest Rate Hedge Provider to enter into the Effectiveness Agreement and Rate Hedging Agreements and to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit, respectively, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby agrees as follows:


                                    ARTICLE I

                                  REAFFIRMATION

          SECTION 1.01. REAFFIRMATION. Each of the Loan Parties hereby consents to the Effectiveness Agreement, the Restated Credit Agreement and the Transactions and hereby confirms and agrees that notwithstanding the consummation of the Transactions and the effectiveness of the Restated Credit Agreement, its Guaranty of the Obligations, and each grant by it of any security interest under the Loan Documents that is not terminated pursuant to Section 8 of the Effectiveness Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, (i) on and after the effectiveness of the Restated Credit Agreement, each reference in each Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Restated Credit Agreement, (ii) all rights granted under the Collateral Documents to the Administrative Agent for the benefit of the Agents, the Lenders and the Interest Rate Hedge Providers shall also be for the benefit of the Issuing Banks,
(iii) all references in the Collateral Documents to the "Notes" under the Credit Agreement shall be deemed to be references to the Obligations of the Company to the Lenders under the Credit Agreement and (iv) the Parent Guaranty shall be amended and restated as set forth in Exhibit B to the Effectiveness Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Each Loan Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

          SECTION 2.01. ORGANIZATION. Such Loan Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

          SECTION 2.02. AUTHORITY; ENFORCEABILITY. Such Loan Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.


                                   ARTICLE III

                                  MISCELLANEOUS

          SECTION 3.01. INDEMNITY. Each Loan Party agrees to indemnify, reimburse and hold harmless the Administrative Agent and its officers, directors, employees, representatives and agents ("Indemnitees") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the transactions contemplated hereby; PROVIDED, HOWEVER, that no such Indemnitee shall have a right to be indemnified, reimbursed or held harmless hereunder for its own gross negligence or willful misconduct as finally determined in a judgment of a court of competent jurisdiction. The obligations of such Loan Party under this Section shall be secured hereby and shall survive payment and performance or discharge of the Obligations and the termination of this Agreement.

          SECTION 3.02. SETOFF, ETC. In addition to, and without limitation of, any rights of the Agents, the Lenders, the Issuing Banks and any Interest Rate Hedge Providers under applicable law, if the Company becomes insolvent, however evidenced, or any Default exists, any indebtedness from any Agent, any Lender, any Issuing Bank or any Interest Rate Hedge Provider to any Loan Party (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the obligations owing to such Lender, Issuing Bank or Interest Rate Hedge Provider, whether or not the Obligations, or any part thereof, shall then be due.

          SECTION 3.03. NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article XIII of the Restated Credit Agreement; PROVIDED that, for this purpose, the address of each Loan Party shall be the one specified for the Company under the Restated Credit Agreement.

          SECTION 3.04. LIMITATION OF LIABILITY. No claim may be made by any Loan Party or any other Person against any Agent, any Issuing Bank, any Lender or any Interest Rate Hedge Provider or the Affiliates, directors, trustees, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Effectiveness Agreement, the Restated Credit Agreement, the Credit Agreement or this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor and each Loan Party agrees to notify each Agent, Issuing Bank,

Lender and Interest Rate Hedge Provider, as applicable, of any such claim promptly upon learning of any such claim.

          SECTION 3.05. LIABILITY OF AGENTS, ISSUING BANKS, LENDERS, INTEREST RATE HEDGE PROVIDERS, ETC. If any claim is ever made upon any Agent, any Issuing Bank, any Lender or any Interest Rate Hedge Provider for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Company or any other obligor in respect of any Obligation), then and in such event each Loan Party agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancelation of any Loan Document or other instrument evidencing any liability of the Company or any other obligor in respect of any Obligation, and such Loan Party shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          SECTION 3.06. CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND SUCH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT, ANY ISSUING BANK OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 3.07. EXPENSES. Each Loan Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for the Agents, the Issuing Banks, the Lenders and any Interest Rate Hedge Providers, which attorneys may be employees of any Agent, any Issuing Bank, any Lender and any Interest Rate Hedge Provider) incurred by any Agent, any Issuing Bank, any Lender and any Interest Rate Hedge Provider in collecting or enforcing any Loan Party's obligations under this Agreement.

          SECTION 3.08. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 3.09. SECTION CAPTIONS. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 3.10. SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 3.11. WAIVER OF JURY TRIAL. EACH OF THE LOAN PARTIES AND THE ADMINISTRATIVE AGENT BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY

HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH LOAN PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUING BANKS, AND THE LENDERS TO ENTER INTO THE EFFECTIVENESS AGREEMENT AND THE RESTATED CREDIT AGREEMENT AND ANY INTEREST RATE HEDGE PROVIDERS TO ENTER INTO RATE HEDGING AGREEMENTS.

          IN WITNESS WHEREOF, each Loan Party and the Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.


                                             JACOR COMMUNICATIONS, INC.,


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title:  Senior Vice President


                                             JACOR COMMUNICATIONS COMPANY,


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             THE CHASE MANHATTAN BANK, as
                                             Administrative Agent

                                               by  /s/ Lawrence Palumba, Jr.
                                                 -------------------------------
                                                 Name: Lawrence Palumba, Jr.
                                                 Title: Vice President


                                             NOBLE BROADCAST OF SAN DIEGO, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CITICASTERS CO.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title:  Senior Vice President

                                             JACOR BROADCASTING CORPORATION,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President



                                             JACOR BROADCASTING OF DENVER, INC.,
                                             (formerly known as NOBLE BROADCAST
                                             OF COLORADO, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             SPORTS RADIO, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             SPORTS RADIO BROADCASTING, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NSN NETWORK SERVICES, LTD.,
                                             (formerly known as JACOR
                                             BROADCASTING OF KNOXVILLE, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NOVA MARKETING GROUP, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             BROADCAST FINANCE, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NOBLE BROADCAST LICENSES, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF SAN DIEGO,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NOBLE BROADCAST HOLDINGS, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR CABLE, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF TAMPA BAY,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF ATLANTA,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             GEORGIA NETWORK EQUIPMENT, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF COLORADO,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JBSL, (formerly known as JACOR
                                             BROADCASTING OF ST. LOUIS, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NOBLE BROADCAST GROUP, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             NOBRO, S.C.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE GUARANTORS II, LTD.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             GACC-340, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             GREAT AMERICAN TELEVISION
                                             PRODUCTIONS, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             GREAT AMERICAN MERCHANDISING GROUP,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE FILMS, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             LOCATION PRODUCTIONS, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             VTTV PRODUCTIONS,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             NOBLE BROADCAST CENTER, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             GACC-N26LB, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE GUARANTORS, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE GUARANTORS II, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             TAFT-TCI SATELLITE SERVICES, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             THE SY FISCHER COMPANY AGENCY,
                                             INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             LOCATION PRODUCTIONS II, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             F.M.I. PENNSYLVANIA, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             WHOK, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE MOVIL S.A. dE C.V.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             CINE MOBILE SYSTEMS INT'L, N.V.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF
                                             FLORIDA, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             IMMOBILIARIA RADIOL, S.A. de C.V.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             JACOR BROADCASTING OF TOLEDO, INC.,
                                             (formerly known as NOBLE BROADCAST
                                             OF TOLEDO, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             JACOR BROADCASTING OF
                                             SARASOTA, INC.,

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             RADIO-ACTIVE MEDIA, INC., (formerly
                                             known as EFM PROGRAMMING, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             PRN HOLDING ACQUISITION, CORP.

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF ST. LOUIS,
                                             INC., (formerly known as NOBLE
                                             BROADCAST OF ST. LOUIS, INC.)


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF CHARLESTON,
                                             INC., (formerly known as REGENT
                                             BROADCASTING OF CHARLESTON, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             JACOR LICENSEE OF CHARLESTON, INC.,
                                             (formerly known as REGENT LICENSEE
                                             OF CHARLESTON, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF KANSAS CITY,
                                             INC., (formerly known as REGENT
                                             BROADCASTING OF KANSAS CITY, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF KANSAS CITY,
                                             INC., (formerly known as REGENT
                                             LICENSEE OF KANSAS CITY, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF LAS VEGAS,
                                             INC., (formerly known as REGENT
                                             BROADCASTING of LAS VEGAS, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF LAS VEGAS, INC.,
                                             (formerly known as REGENT LICENSEE
                                             OF LAS VEGAS, INC.)

                                              by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             JACOR BROADCASTING OF LAS VEGAS,
                                             II, INC., (formerly known as REGENT
                                             BROADCASTING of LAS VEGAS, II,
                                             INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF LAS VEGAS, II,
                                             INC., (formerly known as REGENT
                                             LICENSEE of LAS VEGAS, II, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF LOUISVILLE,
                                             INC., (formerly known as REGENT
                                             BROADCASTING OF LOUISVILLE, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF LOUISVILLE, INC.,
                                             (formerly known as REGENT LICENSEE
                                             OF LOUISVILLE, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF LOUISVILLE,
                                             II, , (formerly known as REGENT
                                             BROADCASTING OF LOUISVILLE, II,
                                             INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             JACOR LICENSEE OF LOUISVILLE, II,
                                             INC., (formerly known as REGENT
                                             LICENSEE OF LOUISVILLE, II, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF SALT LAKE
                                             CITY, INC., (formerly known as
                                             REGENT BROADCASTING OF SALT LAKE
                                             CITY, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF SALT LAKE CITY,
                                             INC., (formerly known as REGENT
                                             LICENSEE OF SALT LAKE CITY, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR BROADCASTING OF SALT LAKE
                                             CITY, II, INC., (formerly known as
                                             REGENT BROADCASTING OF SALT LAKE
                                             CITY, II, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR LICENSEE OF SALT LAKE CITY,
                                             II,, INC., (formerly known as
                                             REGENT LICENSEE OF SALT LAKE CITY,
                                             II, INC.)

                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             MULTI VERSE ACQUISITION CORP.


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President

                                             AFTER MIDNITE ENTERTAINMENT, INC.


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             JACOR/PREMIERE HOLDING INC.


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President


                                             PREMIERE RADIO NETWORKS, INC.


                                               by  /s/ Jon M. Berry
                                                 -------------------------------
                                                 Name: Jon M. Berry
                                                 Title: Senior Vice President